[Graphic]

Federated Equity Income Fund, Inc.
11TH SEMI-ANNUAL REPORT
SEPTEMBER 30, 1997
ESTABLISHED 1986

President's Message
[Graphic]
Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was established in 1986, and I am pleased to present its 11th semi-annual report.

This report covers the first half of the fund's fiscal year, the six-month reporting period from April 1, 1997, to September 30, 1997. It begins with an investment discussion by portfolio manager Linda Duessel, Vice President, Federated Advisers, followed by graphs showing the fund's long-term investment performance, a list of the fund's 37 high dividend-paying common stocks, 19 convertible preferred stocks, and 14 convertible bond holdings, and the financial statements.

The fund's diversified holdings in stocks and bonds responded well due to an extremely strong stock market environment during the six-month reporting period. The fund's six-month total return performance of more than 21% for each share class reflects income dividends, realized gain, and capital appreciation. For the six-month reporting period, the performance of the fund's share classes is listed below.*

                    TOTAL            CAPITAL           NET ASSET
                   RETURN   INCOME    GAINS         VALUE INCREASE
 Class A Shares    22.39%    $0.20    $0.46    $15.59 to $18.39 = 18%
 Class B Shares    22.00%    $0.13    $0.46    $15.59 to $18.40 = 18%
 Class C Shares    21.93%    $0.13    $0.46    $15.59 to $18.39 = 18%
 Class F Shares    22.24%    $0.18    $0.46    $15.59 to $18.39 = 18%

During the six-month reporting period, fund assets increased more than 60%--from $1 billion on April 1, 1997, to more than $1.6 billion on September 30, 1997. This continued robust growth reflects the increase in share value as well as the confidence of present and new shareholders who purchased shares of this attractive equity income fund.

On September 30, 1997, the fund held 70 stocks and convertible securities across 12 major industry sectors. Holdings include such well-known names as Avon Products, Bristol-Myers Squibb, DuPont, Ford Motor, General Electric, General Mills, H.J. Heinz, Mattel, and J.C. Penney.

* Performance quoted is based on net asset value and reflects past performance. Performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period (based on offering price) for Class A, B, C, and F Shares were 15.64%, 16.30%, 20.87%, and 19.94%, respectively.

We trust you were pleased with the continued positive performance of your equity income investment. Remember, reinvesting your Federated Equity Income Fund, Inc. earnings is a convenient way to build the value of your account--and see the number of shares increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Very sincerely yours,
[Graphic]
Richard B. Fisher
President
November 15, 1997

Investment Review
[Graphic]
Linda Duessel
Vice President
Federated Advisers

[Graphic]
WHAT ARE YOUR COMMENTS ON THE SEEMINGLY IDEAL ECONOMIC ENVIRONMENT FOR EQUITIES AND THE MARKET'S CONTINUED STRENGTH DURING THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR?

The continued advance of the stock market is highly unusual. Historically, the market has had a tough time after experiencing two back-to-back years of +20% total returns like 1995 and 1996. Sentiment is described in terms such as "it doesn't get any better than this," and that we are experiencing a "perfect environment for equities." The environment is one of moderate Gross Domestic Product growth, subdued inflation, rising profits and unprecedented cash flows--and that says it all!

Federal Reserve Board Chairman Alan Greenspan recently described the strong economy coupled with low inflation as "virtually unbelievable." Truly, the statistics are impressive. The unemployment rate is the lowest in 24 years. And yet, the Consumer Price Index core inflation rate is the lowest since the 1960s and appears to be headed lower. Companies are unable to raise prices, and yet Standard & Poor's 500 Index* ("S&P 500") earnings have been growing at a double-digit pace for more than five years. This is because productivity increases have resulted in high profit margins despite weak pricing, and individuals and institutions are buying equities.

The S&P 500 finished an extremely strong second calendar quarter with a 17.46% total return in its best advance since the second quarter of 1987.* The fund's Class A Shares had a strong showing as well, up 15.37% (based on net asset value) for the quarter, well ahead of the 12.85% return of the average equity income fund.**

* The S&P 500 is an unmanaged index of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

** The fund's total return for the second quarter (three-month period ended 6/30/97) for Class A Shares based on offering price was 9.01%. Total returns for other share classes based on net asset value and offering price, respectively, were: Class B Shares, 15.16% and 9.47%; Class C Shares, 15.16% and 14.10%; and Class F Shares, 15.30% and 13.09%.

The average equity income fund is measured by the Lipper Equity Income Funds Average which represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the equity income funds category. These figures do not reflect sales charges.

The third calendar quarter was another strong one for the equity markets. Leadership changed dramatically as small and middle capitalization stocks outperformed large capitalization stocks considerably. For the third quarter, the 7.49% return of the S&P 500 was dwarfed by the huge returns posted by the Standard & Poor's 400 Midcap Index ("S&P 400") and the Russell 2000 Small Stock Index ("Russell 2000") of 16.04% and 14.49%, respectively.*** The fund's performance was held back in the third quarter by its defensive posture, as well as its exposure to large capitalization stocks, which took a back seat in performance to the market's smaller stocks.

This investment style rotation/catch-up comes after a nearly four-year period in which large company stocks were dominant. Part of the reason for this change was the currency debacle in Southeast Asia, which negatively affected the many large U.S. based firms with significant foreign sales. Additionally, many smaller U.S. firms have seen improvements in their earnings growth rates, reaching the double-digit growth rates enjoyed by large companies.

[Graphic]
HOW DID FEDERATED EQUITY INCOME FUND, INC. PERFORM FOR ITS SHAREHOLDERS IN THIS ENVIRONMENT?

For the six-month reporting period ended on September 30, 1997, the fund's Class A, B, C, and F Shares produced competitive total returns of 22.39%, 22.00%, 21.93%, and 22.24%, respectively, based on net asset value. By comparison, the S&P 500 total return was 26.24% and the average equity income fund return, as tracked by Lipper, was 22.46%.

*** The S&P 400 is an unmanaged capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The Russell 2000 is an unmanaged capitalization weighted index consisting of 2,000 small capitalization common stocks. Actual investments may not be made in an index.

[Graphic]
WHAT ARE YOUR STRATEGIES FOR SUCH A HIGHLY VALUED MARKET?

We believe that the market is "walking a tightrope" in which the perfect environment for equity investing is already reflected in the prices of stocks. Although the market is ignoring dividend yields, we believe dividends are a key component of total return for stocks, and that dividends provide a measure of support when the market corrects. We plan to maintain our defensive positioning of the fund, including the use of relatively high dividend-yielding common stocks and convertible securities along with a sector-neutral approach.

We don't market time, we don't create a cash position, and we don't overweight market sectors. We just do our homework in stock selections.

[Graphic]
WHAT WERE YOU BUYING AND SELLING DURING THE PERIOD?

In the Basic Industry sector, we eliminated our position in Consolidated Papers, Inc., owing to concerns about pricing and capacity additions in the industry. We replaced it with IMPERIAL CHEMICAL INDUSTRIES PLC, a large United Kingdom commodity chemical company whose recent purchase of Unilever's specialty chemical division should provide a boost to the company's earnings and increase its overall value.

In the Services sector, we sold the SFX Broadcasting convertible preferred for the common stock of H & R BLOCK, INC., whose stock appears undervalued based on its strong tax business and 80% ownership of Compuserve Corp. We sold Ikon Office Solutions convertible preferred as the company is having some difficulties in assimilating acquisitions that will slow its earnings growth rate. We purchased convertible bonds of INTERPUBLIC GROUP, the third largest advertising company in the world.

In the Health Care sector, we sold Glaxo Wellcome ADRs after a very strong performance. In purchasing MEDPARTNERS, INC. convertible preferreds, we reduced our emphasis on pharmaceutical stocks and invested in the nation's largest physician practice management company.

In the Energy Minerals sector, we sold the Tosco convertible preferreds, which were very successful investments, to purchase UNOCAL convertible preferreds. We believe that Unocal is quite undervalued, while Tosco is fully priced.

In the Retail Trade sector, we eliminated our Saks convertible bonds due to earnings concerns and replaced them with convertible bonds of COSTCO COMPANIES, the leading membership warehouse club operator, which is currently experiencing 15% earnings growth rates.

In the Technology sector, we sold the extremely defensive Microsoft convertible preferred, which was a very successful investment. We purchased convertible bonds of QUANTUM CORP., a leader in the high-growth disk drive business.

[Graphic]
WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF SEPTEMBER 30, 1997, AND WHAT WERE YOUR INDUSTRY WEIGHTINGS?

The top holdings and sector weightings were as follows:

 TOP HOLDINGS                                   PERCENTAGE
 NAME                                          OF NET ASSETS
 International Business Machines Corp.            2.58%
 Mellon Bank Corp.                                 2.57
 First Union Corp.                                 2.49
 General Mills, Inc.                               2.48
 Dresser Industries, Inc.                          2.35
 Tenet Healthcare Corp. 6% Convertible             2.28
 Avnet, Inc.                                       2.20
 Heinz (H.J.) Co.                                  2.19
 Solectron Corp. 6% Convertible                    2.10
 Conseco, Inc. Convertible Preferred               2.06
  Total Percent of Net Assets                    23.30%

SECTOR WEIGHTINGS

                              PERCENTAGE        S&P 500
 SECTOR                      OF NET ASSETS     WEIGHTING
 Finance                       15.85%           15.94%
 Technology                     15.59            16.11
 Consumer Non-Durables          11.00            11.04
 Health Care                    10.91            10.82
 Energy Minerals                 9.13             9.03
 Utilities                       8.30             9.03
 Producer Manufacturing          7.64             7.72
 Basic Industry                  5.30             5.66
 Services                        5.00             4.62
 Retail Trade                    4.46             4.67
 Consumer Durables               3.23             3.36
 Transportation                  1.28             1.34
 Miscellaneous/Cash              2.31             0.66

[Graphic]
AS WE APPROACH THE END OF 1997, WHAT IS YOUR PERSPECTIVE ON THIS BULL MARKET?

Against the economic backdrop, the S&P 500 appears overvalued by many measures, including a high price/earnings ratio and historically low dividend yield. This lofty valuation leaves no room for disappointment in interest rates, inflation, or earnings growth, and therefore, appears highly vulnerable to disappointments.

Still, we're mindful of the notion that the most common failing of stock market forecasters is not in not knowing, but in not knowing that they don't know. Therefore, we will continue to avoid the temptation to time the market's peak by remaining fully invested. Further, we will maintain our strategy of sector-neutral portfolio weightings. We will take profits from time to time when stocks appear very extended and when a superior replacement can be found. Finally, as we discussed, we plan to continue to own convertible bonds and preferred stocks, as well as higher dividend-yielding stocks. In our disciplined investment philosophy, our strategy has worked for fund shareholders for over 10 years.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED EQUITY INCOME FUND,
INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $11,000 IN THE CLASS A SHARES OF FEDERATED EQUITY INCOME FUND, INC. ON 12/30/86, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $45,477 ON 9/30/97. YOU WOULD HAVE EARNED A 14.03%* AVERAGE ANNUAL TOTAL RETURN FOR THE TEN-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 27.39%, 18.26%, and 14.03%, respectively. Class B Shares' average annual one-year and since inception (9/28/94) total returns were 28.04% and 23.85%, respectively. Class C Shares' average annual one-year and since inception (5/4/93) total returns were 32.67% and 18.50%, respectively. Class F Shares' average annual one-year and since inception (11/13/93) total returns were 31.99% and 18.18%, respectively.**

Graphic presentation "A1" omitted. See appendix.

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1% contingent deferred sales charge for Class C Shares, and the 1% sales charge and 1% contingent deferred sales charge for Class F Shares.

FEDERATED EQUITY INCOME FUND, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR TEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $29,637.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $11,000, but your account would have reached a total value of $29,637* by 9/30/97. You would have earned an average annual total return of 16.48%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

Graphic presentation "A2" omitted. See appendix.

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED EQUITY INCOME FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR GROWTH

Eliot and Helen Barnes are a fictitious couple who share with many other investors the goal of growth from good dividend-paying stocks.

Eliot is an engineer working for a major corporation. Helen teaches school. On December 30, 1986, the Barnes invested $15,000 from maturing certificates of deposit* in the Class A Shares of Federated Equity Income Fund, Inc.

As this chart shows, over 10 years, their original investment in the Class A Shares has grown to $65,624. This represents a 14.71% average annual total return,** minus any applicable sales charge and/or contingent deferred sales charge. For the Barnes, that meant good performance from dividend-paying stocks in 12 industry sectors that helped their money grow.

Graphic presentation "A3" omitted. See appendix.

* CDs, unlike mutual funds, are FDIC insured and offer fixed rates of return.

** This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED EQUITY INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997 (UNAUDITED)

  SHARES                                                                                              VALUE
 COMMON STOCKS--57.1%
                      BASIC INDUSTRY--4.5%
              739,400 Allegheny Teledyne, Inc.                                                  $     21,165,325
              282,600 Du Pont (E.I.) de Nemours & Co.                                                 17,397,562
              272,800 Eastman Chemical Co.                                                            16,913,600
              268,100 Imperial Chemical Industries, PLC, ADR                                          17,728,112
                       Total                                                                          73,204,599
                      CONSUMER DURABLES--1.2%
              435,000 Ford Motor Co.                                                                  19,683,750
                      CONSUMER NON-DURABLES--9.2%
              456,100 Avon Products, Inc.                                                             28,278,200
              585,400 General Mills, Inc.                                                             40,356,012
              518,000 Guinness PLC, ADR                                                               24,454,780
              769,800 Heinz (H.J.) Co.                                                                35,555,137
              488,800 Philip Morris Cos., Inc.                                                        20,315,750
                       Total                                                                         148,959,879
                      ENERGY MINERALS--5.6%
              452,400 Exxon Corp.                                                                     28,981,875
              429,800 Mobil Corp.                                                                     31,805,200
              830,700 YPF Sociedad Anonima, ADR                                                       30,632,063
                       Total                                                                          91,419,138
                      FINANCE--6.4%
               99,000 Barnett Banks, Inc.                                                              7,004,250
              808,000 First Union Corp.                                                               40,450,500
              762,300 Mellon Bank Corp.                                                               41,735,925
              241,500 NationsBank Corp.                                                               14,942,813
                       Total                                                                         104,133,488

FEDERATED EQUITY INCOME FUND, INC.

  SHARES                                                                                              VALUE
 COMMON STOCKS--CONTINUED
                      HEALTH CARE--5.2%
              391,900 American Home Products Corp.                                              $     28,608,700
              350,700 Bristol-Myers Squibb Co.                                                        29,020,425
              269,800 Merck & Co., Inc.                                                               26,963,138
                       Total                                                                          84,592,263
                      PRODUCER MANUFACTURING--5.8%
              889,400 Dresser Industries, Inc.                                                        38,244,200
              360,000 General Electric Co.                                                            24,502,500
              494,500 Textron, Inc.                                                                   32,142,500
                       Total                                                                          94,889,200
                      RETAIL TRADE--1.8%
              506,500 Penney (J.C.) Co., Inc.                                                         29,503,625
                      SERVICES--1.9%
                  194 (a)Advanstar Corp., Warrants                                                             0
              547,300 Block (H&R), Inc.                                                               21,139,462
              265,800 Browning-Ferris Industries, Inc.                                                10,117,012
                       Total                                                                          31,256,474
                      TECHNOLOGY--8.0%
              562,200 Avnet, Inc.                                                                     35,734,837
              301,000 General Dynamics Corp.                                                          26,224,625
              395,400 International Business Machines Corp.                                           41,887,688
              246,500 Lockheed Martin Corp.                                                           26,283,063
                       Total                                                                         130,130,213
                      TRANSPORTATION--1.3%
              331,000 Union Pacific Corp.                                                             20,728,875
                      UTILITIES--6.2%
              391,023 Duke Power Co.                                                                  19,331,200
              616,512 Enron Corp.                                                                     23,735,731
              299,773 SBC Communications, Inc.                                                        18,398,568

FEDERATED EQUITY INCOME FUND, INC.

  SHARES                                                                                              VALUE
 COMMON STOCKS--CONTINUED
                      UTILITIES--CONTINUED
              439,300 Sprint Corp.                                                              $     21,965,000
              354,000 Williams Cos., Inc. (The)                                                       16,571,625
                       Total                                                                         100,002,124
                       TOTAL COMMON STOCKS (IDENTIFIED COST $712,952,226)                            928,503,628
 CONVERTIBLE PREFERRED STOCKS--22.7%
                      BASIC INDUSTRY--0.8%
              335,000 Merrill Lynch & Co., Inc., STRYPES, Series IML, 6.25%                           12,939,375
                      CONSUMER DURABLES--1.0%
            1,118,100 Mattel, Inc., Conv. Pfd., Series C, $.41                                        15,373,875
                      CONSUMER NON-DURABLES--1.8%
              442,200 Ralston Purina Co., SAILS, $1.08                                                29,793,225
                      ENERGY MINERALS--1.2%
              321,900 Unocal Corp., Cumulative Conv. Pfd., $3.13                                      19,845,135
                      FINANCE--9.5%
              195,300 Conseco, Inc., Cumulative Conv. Pfd., Series E, $4.27                           33,396,300
              320,000 Frontier Insurance Group, Inc., Conv. Pfd., $3.13                               27,638,400
              169,500 Jefferson-Pilot Corp., Conv. Pfd., $5.26                                        18,645,000
              280,000 Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12                          27,020,000
              553,100 National Australia Bank, Ltd., Melbourne, Exchangeable Capital
                      Unit, $1.97                                                                     16,247,313
              267,700 SunAmerica, Inc., PERCS, 8.50%                                                  12,280,738
              147,500 SunAmerica, Inc., PERCS, Series E, $3.10                                        18,142,500
                       Total                                                                         153,370,251
                      HEALTH CARE--2.4%
              210,000 Aetna, Inc., Conv. Pfd., $4.76                                                  16,340,625
            1,092,900 MedPartners, Inc., Conv. Pfd., $1.44                                            23,429,044
                       Total                                                                          39,769,669

FEDERATED EQUITY INCOME FUND, INC.

  SHARES OR
 PRINCIPAL
  AMOUNT                                                                                              VALUE
 CONVERTIBLE PREFERRED STOCKS--CONTINUED
                      PRODUCER MANUFACTURING--1.8%
              183,200 Case Corp., Cumulative Conv. Pfd., Series A, $4.50                        $     29,206,110
                      SERVICES--2.1%
              199,600 Browning-Ferris Industries, Inc., ACES, $2.58                                    7,035,900
            1,208,800 Hollinger International Publishing, Inc., Conv. Pfd., $.95                      14,883,350
              230,500 Wendy's International, Inc., Cumulative Conv. Pfd., Series A, $2.50             12,014,813
                       Total                                                                          33,934,063
                      UTILITIES--2.1%
              572,300 (b)CalEnergy Co., Inc., Conv. Pfd., $3.25                                       27,917,366
               62,000 Williams Cos., Inc. (The), Conv. Pfd., $3.50                                     6,880,698
                       Total                                                                          34,798,064
                       TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $309,689,594)
                       369,029,767
 CONVERTIBLE CORPORATE BONDS--17.8%
                      CONSUMER DURABLES--1.1%
          $13,200,000 Magna International, Inc., Conv. Bond, 5.00%, 10/15/2002                        17,473,500
                      ENERGY MINERALS--2.3%
           30,900,000 Diamond Offshore Drilling, Inc., Conv. Bond, 3.125%, 9/15/2007                  32,197,182
            3,330,000 Diamond Offshore Drilling, Inc., Conv. Bond, 3.75%, 2/15/2007                    4,883,245
                       Total                                                                          37,080,427
                      HEALTH CARE--3.2%
           14,800,000 Dura Pharmaceuticals, Inc., Conv. Bond, 3.50%, 7/15/2002                        15,871,372
           30,530,000 Tenet Healthcare Corp., Conv. Bond, 6.00%, 12/1/2005                            37,036,859
                       Total                                                                          52,908,231
                      RETAIL TRADE--2.6%
           30,700,000 (b)Costco Cos., Inc., Conv. Bond, 0.00%, 8/19/2017                              16,607,779
           19,350,000 Federated Department Stores, Inc., Conv. Bond, 5.00%, 10/1/2003                 26,359,150
                       Total                                                                          42,966,929

FEDERATED EQUITY INCOME FUND, INC.

 PRINCIPAL
  AMOUNT                                                                                              VALUE
 CONVERTIBLE CORPORATE BONDS--CONTINUED
                      SERVICES--1.0%
          $19,500,000 (b)Interpublic Group Cos., Inc., Conv. Sub. Deb., 1.80%, 9/16/2004        $     16,050,840
                      TECHNOLOGY--7.6%
            4,650,000 EMC Corp. Mass, Conv. Bond, 3.25%, 3/15/2002                                     6,637,596
           14,250,000 (b)EMC Corp. Mass, Sub. Note, 3.25%, 3/15/2002                                  20,341,020
            7,300,000 (b)Quantum Corp., Conv. Bond, 5.00%, 3/1/2003                                   25,134,119
            7,000,000 (b)Quantum Corp., Conv. Bond, 7.00%, 8/1/2004                                    7,889,910
           23,425,000 (b)Solectron Corp., Conv. Bond, 6.00%, 3/1/2006                                 34,066,743
           25,050,000 (b)Xilinx, Inc., Conv. Sub. Note, 5.25%, 11/1/2002                              29,165,715
                       Total                                                                         123,235,103
                       TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $256,432,663)              289,715,030
 (C)REPURCHASE AGREEMENT--1.5%
           24,305,000 BT Securities Corp., 6.07%, dated 9/30/1997, due 10/1/1997
                      (AT AMORTIZED COST)                                                             24,305,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $1,303,379,483)(D)                    $  1,611,553,425

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $177,173,492 which represents 10.9% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $1,303,379,483. The net unrealized appreciation of investments on a federal tax basis amounts to $308,173,942 which is comprised of $312,792,823 appreciation and $4,618,881 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets ($1,624,902,118) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ACES --Adjustable Convertible Extendable Securities ADR --American Depository Receipt PERCS --Preferred Equity Redemption Cumulative Stock PLC --Public Limited Company SAILS --Stock Appreciation Income Linked Security STRYPES --Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                       $ 1,611,553,425
 $1,303,379,483)
 Cash                                                                                             116,132
 Income receivable                                                                              4,165,260
 Receivable for investments sold                                                               22,967,815
 Receivable for shares sold                                                                     7,591,753
    Total assets                                                                            1,646,394,385
 LIABILITIES:
 Payable for investments purchased                                     $ 19,497,392
 Payable for shares redeemed                                                878,126
 Income and capital gain distribution payable                               457,532
 Payable for taxes withheld                                                  33,378
 Accrued expenses                                                           625,839
    Total liabilities                                                                          21,492,267
 NET ASSETS for 88,351,696 shares outstanding                                             $ 1,624,902,118
 NET ASSETS CONSIST OF:
 Paid in capital                                                                          $ 1,302,901,074
 Net unrealized appreciation of investments                                                   308,173,942
 Accumulated net realized gain on investments                                                  14,549,108
 Distributions in excess of net investment income                                                (722,006)
    Total Net Assets                                                                      $ 1,624,902,118
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($645,092,652 / 35,084,816 shares                                       $18.39
 outstanding)
 Offering Price Per Share (100/94.50 of $18.39)*                                                   $19.46
 Redemption Proceeds Per Share                                                                     $18.39
 CLASS B SHARES:
 Net Asset Value Per Share ($728,905,943 / 39,620,705 shares                                       $18.40
 outstanding)
 Offering Price Per Share                                                                          $18.40
 Redemption Proceeds Per Share (94.50/100 of $18.40)*                                              $17.39
 CLASS C SHARES:
 Net Asset Value Per Share ($137,700,472 / 7,489,167 shares                                        $18.39
 outstanding)
 Offering Price Per Share                                                                          $18.39
 Redemption Proceeds Per Share (99.00/100 of $18.39)*                                              $18.21
 CLASS F SHARES:
 Net Asset Value Per Share ($113,203,051 / 6,157,008 shares                                        $18.39
 outstanding)
 Offering Price Per Share (100/99.00 of $18.39)*                                                   $18.58
 Redemption Proceeds Per Share (99.00/100 of $18.39)*                                              $18.21

* See "Investing in the Fund" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                      $  17,415,274
 Interest                                                                           4,798,089
   Total income                                                                    22,213,363
 EXPENSES:
 Investment advisory fee                                     $ 4,049,247
 Administrative personnel and services fee                       509,530
 Custodian fees                                                   35,343
 Transfer and dividend disbursing agent fees and expenses        575,048
 Directors'/Trustees' fees                                         9,962
 Auditing fees                                                     8,612
 Legal fees                                                        2,322
 Portfolio accounting fees                                        82,474
 Distribution services fee--Class B Shares                     2,159,686
 Distribution services fee--Class C Shares                       453,782
 Distribution services fee--Class F Shares                       128,321
 Shareholder services fee--Class A Shares                        687,637
 Shareholder services fee--Class B Shares                        719,895
 Shareholder services fee--Class C Shares                        151,260
 Shareholder services fee--Class F Shares                        128,321
 Share registration costs                                        122,666
 Printing and postage                                             54,749
 Insurance premiums                                                4,643
 Taxes                                                            24,864
 Miscellaneous                                                     2,322
   Total expenses                                                                   9,910,684
      Net investment income                                                        12,302,679
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                  14,916,777
 Net change in unrealized appreciation of investments                             226,470,306
   Net realized and unrealized gain on investments                                241,387,083
      Change in net assets resulting from operations                            $ 253,689,762

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                             SIX MONTHS
                                                                               ENDED
                                                                            (UNAUDITED)       YEAR ENDED
                                                                            SEPTEMBER 30,      MARCH 31,
                                                                                1997             1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                     $   12,302,679  $   15,731,060
 Net realized gain (loss) on investments ($14,916,777 and $51,113,225,
 net gains, respectively, as computed for federal tax purposes)                14,916,777      50,872,590
 Net change in unrealized appreciation                                        226,470,306      42,343,319
  Change in net assets resulting from operations                              253,689,762     108,946,969
 NET EQUALIZATION CREDITS--                                                        31,796         480,911
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                              (6,261,233)     (8,786,457)
  Class B Shares                                                              (4,028,105)     (4,349,221)
  Class C Shares                                                                (910,664)     (1,455,111)
  Class F Shares                                                              (1,036,955)     (1,747,407)
 Distributions from net realized gains
  Class A Shares                                                             (14,108,266)    (16,098,902)
  Class B Shares                                                             (14,502,703)     (9,615,580)
  Class C Shares                                                              (3,047,014)     (3,712,059)
  Class F Shares                                                              (2,634,237)     (3,635,381)
  Change in net assets resulting from distributions to shareholders          (46,529,177)    (49,400,118)
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET
 INVESTMENT INCOME)--
 Proceeds from sale of shares                                                 456,751,903     671,827,000
 Net asset value of shares issued to shareholders in
 payment of distributions declared                                             38,822,449      39,864,665
 Cost of shares redeemed                                                    (117,862,815)    (122,876,164)
  Change in net assets resulting from share transactions                      377,711,537     588,815,501
  Change in net assets                                                        584,903,918     648,843,263
 NET ASSETS:
 Beginning of period                                                        1,039,998,200     391,154,937
 End of period                                                             $1,624,902,118  $ 1,039,998,200

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                    ENDED
                                                 (UNAUDITED)
                                                SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                    1997        1997       1996      1995    1994     1993
 NET ASSET VALUE, BEGINNING OF PERIOD              $15.59      $14.26     $11.50    $11.06  $10.91   $ 9.67
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.20        0.42       0.46      0.49     0.43     0.55
  Net realized and unrealized gain (loss)
  on investments                                    3.26        2.16       2.96      0.40     0.15     1.22
  Total from investment operations                  3.46        2.58       3.42      0.89     0.58     1.77
 LESS DISTRIBUTIONS
  Distributions from net investment income        (0.20)      (0.41)     (0.41)    (0.45)   (0.43)   (0.53)
  Distributions from net realized gain on
  investments                                     (0.46)      (0.84)     (0.25)        --       --       --
  Total distributions                             (0.66)      (1.25)     (0.66)    (0.45)   (0.43)   (0.53)
 NET ASSET VALUE, END OF PERIOD                   $18.39      $15.59     $14.26    $11.50   $10.06   $10.91
 TOTAL RETURN(A)                                  22.39%      18.82%     30.37%     8.31%    5.29%   18.98%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                        1.06%*       1.08%      1.03%     1.00%    1.00%    0.99%
  Net investment income                           2.23%*       2.68%      3.19%     4.01%    3.82%    5.45%
  Expense waiver/reimbursement(b)                     --       0.04%      0.20%     0.36%    0.89%    1.60%
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)       $645,093     $431,281  $220,268  $108,683  $84,665  $30,616
  Average commission rate paid(c)                $0.0385     $0.0530         --        --       --       --
  Portfolio turnover                                 26%         75%        96%       91%      43%      79%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS
                                                         ENDED
                                                      (UNAUDITED)               YEAR ENDED
                                                     SEPTEMBER 30,               MARCH 31,
                                                          1997        1997          1996     1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                   $15.59       $14.26        $11.50    $11.24
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                   0.14         0.34       0.32(d)      0.19
  Net realized and unrealized gain (loss)
  on investments                                          3.26         2.13          3.01      0.26
  Total from investment operations                        3.40         2.47          3.33      0.45
 LESS DISTRIBUTIONS
  Distributions from net investment income              (0.13)       (0.30)        (0.32)    (0.19)
  Distributions from net realized gain
  on investments                                        (0.46)       (0.84)        (0.25)        --
  Total distributions                                   (0.59)       (1.14)        (0.57)    (0.19)
 NET ASSET VALUE, END OF PERIOD                         $18.40       $15.59        $14.26    $11.50
 TOTAL RETURN(B)                                        22.00%       17.92%        29.40%     4.14%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                              1.81%*        1.87%         1.83%    1.80%*
  Net investment income                                 1.48%*        1.85%         2.31%    3.42%*
  Expense waiver/reimbursement(c)                           --           --         0.16%    0.47%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)             $728,906     $418,675       $71,019    $6,072
  Average commission rate paid(e)                      $0.0385      $0.0530            --        --
  Portfolio turnover                                       26%          75%           96%       91%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 27, 1994 (date of initial public offering) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Calculated using average outstanding shares.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                    ENDED
                                                 (UNAUDITED)
                                                 SEPTEMBER 30,               YEAR ENDED MARCH 31,
                                                     1997         1997       1996      1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD               $15.59       $14.26     $11.50    $11.06      $10.76
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.13         0.30       0.32      0.37        0.34
  Net realized and unrealized gain (loss)
  on investments                                      3.26         2.16       3.00      0.44        0.28
  Total from investment operations                    3.39         2.46       3.32      0.81        0.62
 LESS DISTRIBUTIONS
  Distributions from net investment income          (0.13)       (0.29)     (0.31)    (0.37)      (0.32)
  Distributions from net realized gain on
  investments                                       (0.46)       (0.84)     (0.25)        --          --
  Total distributions                               (0.59)       (1.13)     (0.56)    (0.37)      (0.32)
 NET ASSET VALUE, END OF PERIOD                     $18.39       $15.59     $14.26    $11.50      $11.06
 TOTAL RETURN(B)                                    21.93%       17.90%     29.39%     7.52%       5.66%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                          1.81%*        1.87%      1.80%     1.76%      1.79%*
  Net investment income                             1.49%*        1.89%      2.43%     3.25%      2.99%*
  Expense waiver/reimbursement(c)                       --           --      0.18%     0.36%      0.89%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)         $137,700     $101,588    $48,161   $30,189     $24,632
  Average commission rate paid(d)                  $0.0385      $0.0530         --        --          --
  Portfolio turnover                                   26%          75%        96%       91%         43%

* Computed on an annualized basis.

(a) Reflects operations for the period from May 3, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                    ENDED
                                                 (UNAUDITED)
                                                SEPTEMBER 30,              YEAR ENDED MARCH 31,
                                                     1997        1997        1996      1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD               $15.59      $14.26      $11.51    $11.06      $11.74
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.18        0.38        0.39      0.42        0.17
  Net realized and unrealized gain (loss)
  on investments                                      3.26        2.16        2.99      0.46      (0.68)
  Total from investment operations                    3.44        2.54        3.38      0.88      (0.51)
 LESS DISTRIBUTIONS
  Distributions from net investment income          (0.18)      (0.37)      (0.38)    (0.43)      (0.17)
  Distributions from net realized gain
  on investments                                    (0.46)      (0.84)      (0.25)        --          --
  Total distributions                               (0.64)      (1.21)      (0.63)    (0.43)      (0.17)
 NET ASSET VALUE, END OF PERIOD                     $18.39      $15.59      $14.26    $11.51      $11.06
 TOTAL RETURN(B)                                    22.24%      18.50%      30.06%     8.05%     (4.43%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                          1.31%*       1.36%       1.30%     1.24%      1.29%*
  Net investment income                             1.99%*       2.41%       2.95%     3.79%      3.71%*
  Expense waiver/reimbursement(c)                       --       0.01%       0.18%     0.36%      0.89%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)         $113,203     $88,454     $51,707   $34,886     $21,010
  Average commission rate paid(d)                  $0.0385     $0.0530          --        --          --
  Portfolio turnover                                   26%         75%         96%       91%         43%

* Computed on an annualized basis.

(a) Reflects operations for the period from November 12, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to provide above-average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-- Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES-- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION-- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of Fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES-- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at September 30, 1997 is as follows:

 SECURITY                               ACQUISITION DATE(S)       ACQUISITION COST
 CalEnergy Co., Inc., Conv. Pfd.       8/7/1997 - 9/19/1997         $28,366,824
 Costco Cos., Inc., Conv. Bond               8/17/1997               15,645,669
 Interpublic Group Cos., Inc.,
  Conv. Sub. Deb.                      9/10/1997 - 9/15/1997         15,669,452
 EMC Corp. Mass, Sub. Note             3/6/1997 - 5/20/1997          14,595,997
 Quantum Corp., Conv. Bond              8/1/1997 - 9/4/1997          20,764,526
 Quantum Corp., Conv. Bond             7/30/1997 - 9/3/1997           7,309,566
 Solectron Corp., Conv. Bond          11/12/1996 - 7/17/1997         26,747,579
 Xilinx, Inc., Conv. Sub. Note         9/11/1997 - 9/30/1997         28,944,808

USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At September 30, 1997, par value shares ($0.01 per share) authorized were as follows:

                        NUMBER OF
                        PAR VALUE
                      CAPITAL STOCK
 CLASS NAME             AUTHORIZED
 Class A Shares        500,000,000
 Class B Shares        500,000,000
 Class C Shares        500,000,000
 Class F Shares        500,000,000
    Total            2,000,000,000

Transactions in capital stock were as follows:

                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                 SEPTEMBER 30, 1997                  MARCH 31, 1997
 CLASS A SHARES                             SHARES             AMOUNT           SHARES         AMOUNT
 Shares sold                              10,196,913 $        177,148,052    16,344,330 $     246,303,152
 Shares issued to shareholders in
 payment of distributions declared           854,711           14,989,167     1,194,325        17,720,003
 Shares redeemed                         (3,623,287)         (63,091,743)   (5,333,044)      (81,159,165)
  Net change resulting from
  Class A Share transactions               7,428,337 $        129,045,476    12,205,611 $     182,863,990

                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                 SEPTEMBER 30, 1997                  MARCH 31, 1997
 CLASS B SHARES                             SHARES             AMOUNT           SHARES         AMOUNT
 Shares sold                              13,638,297 $        238,010,907    22,544,007 $     339,570,016
 Shares issued to shareholders in
 payment of distributions declared           969,616           17,050,463       852,599        12,801,151
 Shares redeemed                         (1,835,011)         (31,984,128)   (1,529,865)      (23,434,206)
  Net change resulting from
  Class B Share transactions              12,772,902 $        223,077,242    21,866,741 $     328,936,961
                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                 SEPTEMBER 30, 1997                  MARCH 31, 1997
 CLASS C SHARES                             SHARES             AMOUNT           SHARES         AMOUNT
 Shares sold                               1,664,517 $         29,088,913     3,514,431 $      52,478,856
 Shares issued to shareholders in
 payment of distributions declared           200,073            3,507,123       308,800         4,586,335
 Shares redeemed                           (889,856)         (15,582,790)     (687,088)      (10,415,521)
  Net change resulting from
  Class C Share transactions                 974,734 $         17,013,246     3,136,143 $      46,649,670
                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                 SEPTEMBER 30, 1997                  MARCH 31, 1997
 CLASS F SHARES                             SHARES             AMOUNT           SHARES         AMOUNT
 Shares sold                                 718,148 $         12,504,031     2,247,501 $      33,474,976
 Shares issued to shareholders in
 payment of distributions declared           186,889            3,275,696       320,769         4,757,176
 Shares redeemed                           (420,272)          (7,204,154)     (523,006)       (7,867,272)
  Net change resulting from
  Class F Share transactions                 484,765 $          8,575,573     2,045,264 $      30,364,880
  Net change resulting from
  Fund Share transactions                 21,660,738 $        377,711,537    39,253,759 $     588,815,501

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

ADMINISTRATIVE FEE-- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                      PERCENTAGE OF
                      AVERAGE DAILY
                       NET ASSETS
 SHARE CLASS             OF CLASS
 Class A Shares           0.50%
 Class B Shares           0.75%
 Class C Shares           0.75%
 Class F Shares           0.25%

For the six months ended September 30, 1997, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE-- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1997, were as follows:

PURCHASES     $696,351,889
SALES         $335,433,336

Directors
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers
John F. Donahue
  Chairman
Richard B. Fisher
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer,
  and Secretary
Matthew S. Hardin
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses, which contain facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]
Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407
8110102 (11/97)
[Graphic]






A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/30/86 to 9/30/97. The "y" axis is measured in increments of $10,000 ranging from $0 to $50,000 and indicates that the ending value of a hypothetical initial investment of $11,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $45,477 on 9/30/97.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/30/86 to 9/30/97. The "y" axis is measured in increments of $4,000 ranging from $0 to $32,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $29,637 on 9/30/97.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/30/86 to 9/30/97. The "y" axis is measured in increments of $10,000 ranging from $0 to $70,000 and indicates that the ending value of a hypothetical initial investment of $15,000 in the fund's Class A Shares would have grown to $65,624 on 9/30/97.